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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                 July 30, 2001



                             WACHOVIA CORPORATION
            (Exact name of registrant as specified in its charter)



        NORTH CAROLINA                  No. 1-9021            No. 56-1473727
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
          incorporation)                                     Identification No.)



                100 North Main Street, Winston-Salem, NC 27101
                  191 Peachtree Street NE, Atlanta, GA 30303
                   (Address of principal executive offices)



              Registrant's telephone number, including area code:
                          Winston-Salem 336-770-5000
                             Atlanta 404-332-5000



                                Not applicable.
         (Former name or former address, if changed since last report)
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Item 5.   Other Events

          On July 27, 2001, Wachovia Corporation completed the sale of its consumer credit card portfolio to Bank One Corporation. The joint press release announcing the completion of the transaction is attached as an exhibit to this current report and is incorporated herein by reference.

Item 7.   Exhibits.

          99.1 Joint Press Release, dated July 27, 2001, issued by Wachovia Corporation and Bank One Corporation announcing the completion of the sale of Wachovia Corporation's consumer credit card business to Bank One Corporation.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WACHOVIA CORPORATION


                                 By: /s/ Robert S. McCoy, Jr.
                                     ------------------------
                                 Name: Robert S. McCoy, Jr.
                                 Title: Vice Chairman and Chief Financial
                                        Officer

Date:  July 30, 2001